Exhibit 10.1

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 240.24b-2

SECOND AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

THIS SECOND AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (this “Amendment”) is made and entered into as of June 10, 2015 (“Amendment Date”), by and between CEDARS-SINAI MEDICAL CENTER, a California nonprofit public benefit corporation (“CSMC”), and CAPRICOR, INC., a Delaware corporation (“Licensee”), under the following circumstances:

A.	CSMC and Licensee entered into an Exclusive License Agreement dated May 5, 2014, as amended by the First Amendment dated February 27, 2015 (the “License Agreement”).

B.	The parties desire to amend the License Agreement as further described herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the License Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.          Defined Terms. Terms not otherwise defined herein shall have the meaning ascribed to them in the License Agreement.

2.          Amendment to the License Agreement. The following technology is hereby added to Revised Schedule A (Patent Rights) to the License Agreement:

7.

[…***…]

3.          Other Provisions. This Amendment is a revision to the License Agreement only, it is not a novation thereof. Except as otherwise provided herein, the terms and conditions of the License Agreement shall remain in full force and effect.

4.          Further Assurances. Each of the parties hereto shall execute such further documents and instruments, and do all such further acts, as may be necessary or required in order to effectuate the intent and accomplish the purposes of this Amendment.

5.          Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

* Confidential Treatment Requested

IN WITNESS WHEREOF, the parties have executed this Second Amendment to Exclusive License Agreement as of the day and year first above written.

Dated:	June 10, 2015	CAPRICOR, INC.

		By:	/s/ Karen Krasney
Name: Karen Krasney
Title: EVP, General Counsel

Dated:	June 10, 2015	CEDARS-SINAI MEDICAL CENTER

		By:	/s/ James D. Laur, Esq.
Name: James D. Laur, Esq.
Title: Vice President, Legal & Technology Affairs

		By:	/s/ Edward M. Prunchunas
Name: Edward M. Prunchunas
Title: Senior Vice President, Finance & Business Affairs & Chief Financial Officer

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